PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2013
PREMISES AND EQUIPMENT
PREMISES AND EQUIPMENT

NOTE 5—PREMISES AND EQUIPMENT

        Details of premises and equipment at December 31 are as follows (dollars in thousands):

	2013	2012
Land	$1,781	$2,062
Buildings and improvements	12,911	13,151
Furniture, fixtures, and equipment	6,833	5,916
Construction in progress	145	19

Total cost basis	21,670	21,148
Less—accumulated depreciation	11,460	10,515

Net book value	$10,210	$10,633

        Depreciation of premises and equipment charged to operating expenses amounted to $1.231 million in 2013, $1.092 million in 2012, and $1.067 million in 2011.